ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Local Currency Fund

Supplement to the Prospectus and Statement of Additional Information, each dated February
29, 2016, as amended March 9, 2016 and supplemented to date

The following information supplements the information in the Aberdeen Funds — Aberdeen Emerging Markets Debt Local Currency Fund Prospectus and Statement of Additional Information and replaces the Supplement dated June 16, 2016 to the Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting your Fund. You should read it carefully.

On June 15, 2016, the Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved the reorganization of the Aberdeen Emerging Markets Debt Local Currency Fund (the “EMDLC Fund” or the “Acquired Fund”), a series of the Trust, into the Aberdeen Emerging Markets Debt Fund (the “EMD Fund” or the “Acquiring Fund,” and together with the EMDLC Fund, the “Funds”), also a series of the Trust (the “Reorganization”). Pursuant to the Reorganization, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange solely for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and by each of Class A, Class C, Class R, Institutional Class and Institutional Service Class shares of the Acquiring Fund. Acquiring Fund shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The Reorganization does not require approval by shareholders of either Fund.

The Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered the proposed Reorganization and determined, with respect to each Fund, that it (1) is in the best interest of the Fund and (2) will not result in dilution of the interests of shareholders of the Fund. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. The Board considered information provided by the Trust’s management and reviewed various factors about the Funds and the Reorganization, including:

•                  that the investment objective of the Acquiring Fund and the investment objective of the Acquired Fund were substantially identical;

•                  that each Fund invests primarily in emerging market debt securities, but that the currency aspects of each Fund’s strategy are different;

•                  that the Acquired Fund’s shareholders would be subject to a lower management fee, lower gross expense ratio and the same net expense ratio as a result of the Reorganization;

•                  that the Acquiring Fund has a better performance history over different time periods compared with the Acquired Fund;

•                  the fact that the Funds are managed by the same portfolio management teams;

•                  management’s assertion that the Reorganization is expected to result in increased scale and therefore a more marketable product for the Acquiring Fund;

•                  the potential for the Funds to achieve certain operating efficiencies and economies of scale from the larger net asset size;

•                  the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

•                  the fact that Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”), each Fund’s investment adviser, will bear the direct expenses incurred by the Funds in connection with the Reorganization;

•                  any indirect costs, such as portfolio turnover transaction costs, to be incurred by the Funds as a result of the Reorganization;

•                  any direct or indirect benefits to AAMI or its affiliates as a result of the Reorganization; and

•                  the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The Reorganization is expected to occur on or about August 15, 2016, or on such other date as the officers of the Funds may determine (the “Closing Date”). You do not need to take any action for the Reorganization to take effect. At the start of business on the Closing Date, each shareholder of the Acquired Fund will automatically become the owner of shares of the Acquiring Fund. Shareholders will receive the same class of shares of the Acquiring Fund as they currently hold in the Acquired Fund. The Reorganization is expected to have no effect on the value of a shareholder’s investment given that the dollar value of the “new” shares will equal the dollar value of the “old” shares.

Effective after July 15, 2016, shares of the Acquired Fund will no longer be available for purchase by new investors. Purchases by existing investors as well as dividend or other automatic reinvestments into the Acquired Fund will continue to be permitted.

In order to facilitate the Reorganization, it is anticipated that the Acquired Fund will depart from its principal investment strategy and 80% policy up to two weeks prior to the Reorganization in order to align its portfolio with that of the Acquiring Fund. It is anticipated that the Acquired Fund will hold significant amounts of cash during this period.  Shareholders of the Acquired Fund will incur transaction costs associated with portfolio turnover as a result of the portfolio realignment in the amount of approximately $10,000, or 9 basis points of the net asset value of the Acquired Fund’s portfolio as of April 30, 2016. AAMI will bear the other expenses of the Reorganization. It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization. The closing of the Reorganization is conditioned upon the Funds receiving an opinion of counsel to this effect.

As noted above, a portion of the Acquired Fund’s portfolio holdings may be sold in connection with the Reorganization to realign the Acquired Fund’s portfolio with the Acquiring Fund’s portfolio. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Acquired Fund’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Acquired Fund (prior to the Reorganization) as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Acquired Fund currently does not expect to pay any ordinary income or capital gains distribution prior to the Closing Date of the Reorganization.  To the extent portfolio holdings are sold following the closing of the Reorganization, any capital gains recognized in such sales on a net basis will be distributed, if required, to the Acquiring Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Acquiring Fund has capital loss carryforwards that may be used to offset any such capital gains that may be realized as a result of the portfolio holdings realignment. Any capital losses recognized in the sales of the Acquired Fund’s portfolio holdings prior to the closing of the Reorganization will be acquired by the Acquiring Fund. Annual use of such capital loss carryforwards is subject to certain limitations.

Shareholders of the Acquired Fund should carefully consider whether the Acquiring Fund’s proposed investment objective, strategies and risks (as set forth in the Acquiring Fund’s prospectus and in this supplement) will meet their investment needs. See “Comparison of the Funds” below.

A shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Acquired Fund at any time prior to the Closing Date.

The Reorganization may be terminated and/or abandoned at any time before the Closing Date by action of the Board of Trustees of the Trust.

Comparison of the Funds

The following comparison of the Funds is a summary only. To better understand the differences between the investment policies and risks of the Funds, please refer to the prospectuses and Statements of Additional Information for the Funds, each of which is available at www.aberdeen-asset.us/literatureequity. The sections below relating to a comparison of the Funds’ investment objectives, strategies and risks compare the investment objective, principal investment strategies and risks of the Acquired Fund to the investment objective, principal investment strategies and risks of the Acquiring Fund.

Investment Objectives

The investment objectives of the Funds are substantially identical. The investment objective of each Fund is to seek long-term total return.  The statement of the Acquired Fund’s investment objective notes: “Total return includes all aspects of return, including dividends, interest and share price appreciation/depreciation.”  The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Each Fund invests in emerging markets debt securities.  The Acquired Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities denominated in the currency of an emerging market country and which are issued by an emerging market issuer.  The Acquiring Fund does not focus on the currency in which the securities are denominated and invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in emerging markets debt securities.

For both Funds, an emerging market country is any country determined by the Adviser or Sub-adviser (each defined below under “Management and Service Providers”) to have an emerging market economy, considering factors such as country’s credit rating, its political and economic stability and the development of its financial and capital markets.  The Funds have the same Adviser and Sub-adviser .  For both Funds, an emerging market country can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  The Acquiring Fund defines emerging market debt securities to include securities issued by: (a) government-related bodies of emerging market countries and/or (b) corporations that (i) are organized under the laws of, or have their principal office in an emerging market country; (ii) have their principal securities trading market in an emerging market country; (iii) alone or on a consolidated basis derive the highest concentration of their annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or (iv) issue securities denominated in the currency of emerging market country.  The Acquired Fund defines emerging market debt securities to include securities issued by: (a) government-related bodies of emerging market countries and/or (b) corporations that (i) are organized under the laws of, or have their principal office in, an emerging market country; (ii) has their principal securities trading market in an emerging market country; or (iii) alone or on a consolidated basis derive the highest concentration of their annual revenue or earnings from goods produced, sales made or services performed in an emerging market country.

As noted, each Fund invests in debt securities.  Debt securities may include conventional and index-linked bonds, interest rate swaps, inflation-linked sovereign and quasi-sovereign bonds and private placements including securities issued under rule 144A or Regulation S. Each Fund may invest in both investment-grade and high yield securities (commonly referred to as “junk bonds”) and may invest in securities of any maturity.

Each Fund is permitted to use derivative instruments for hedging purposes and for gaining risk exposure to countries, currencies and securities that are permitted investments for the Fund. Each of the Funds may use derivative instruments to adjust the interest rate, yield curve, currency, credit and spread risk exposure of such Fund or as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. To the extent that each Fund invests in derivatives with an underlying asset that meets its 80% policy, the market value of the derivative would be included to meet the 80% policy.

Permitted derivative instruments for the Acquiring Fund include, but are not limited to, fixed income futures, non-deliverable forwards and swaps (including, but not limited to, credit default, credit derivative, interest rate, currency and inflation swaps).  Credit derivatives may be used by to adjust the Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  The Acquiring Fund may take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The Acquired Fund’s principal strategies state that the Fund invests in, but is not limited to, the following derivative instruments: credit default swaps (both single name credit default swaps and index credit default swaps), currency swaps and forwards, and interest rate swaps.  Credit default swaps may be used to adjust the Acquired Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  Credit default swaps may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.  The Acquired Fund’s performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Currency swaps and forwards are primarily used to manage the Acquired Fund’s currency exposure and interest rate swaps are primarily used to manage the Acquired Fund’s interest rate exposure.

Each of the Funds is non-diversified and may invest a significant portion of its assets in the securities of a small number of issuers.

With respect to both Funds, the portfolio management team seeks to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks.  The team assesses both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a broad, risk-controlled portfolio of instruments.

The Acquired Fund’s investment team employs a fundamental, bottom-up investment process, which is characterized by intensive first-hand research that includes detailed evaluation of issuers and securities. The team also utilizes internally developed macro views when constructing portfolios. Securities that are identified as potential purchase candidates are evaluated by the research team from two perspectives: fundamentals, and relative valuation (cheapness). The investment team will add a security only after it is determined that the issuer is fundamentally sound, and that the security’s valuation is attractive relative to other potential alternatives. Similarly, investments that achieve full valuation or are deemed to no longer be fundamentally sound are sold from portfolios and replaced by more attractive securities. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.

A fundamental top-down analysis is the foundation of the Adviser’s and Sub-adviser’s investment process for the Acquiring Fund. The portfolio management team follows a disciplined investment process that applies intensive fundamental research into investment recommendations, portfolio construction, and risk management. The process is designed to seek to highlight total return opportunities across all emerging debt markets.

Principal Risks

The Funds are subject to the same principal and non-principal risk factors, with the following exceptions:

•                  The Acquired Fund identifies the following as a principal risk factor, while the Acquiring Fund identifies it as a non-principal risk factor:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

•                  The Acquiring Fund identifies the following additional non-principal risk factor:

Rights Issues and Warrants — Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Investment Restrictions

There are no material differences between the fundamental investment restrictions of each Fund.  With the exception of the fundamental investment restriction relating to industry concentration, each Fund’s fundamental investment restrictions are identical.  Each of the Acquired Fund and the Acquiring Fund has a fundamental policy that it may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  The Acquired Fund includes a statement in its policy defining certain industries as separate, including commercial mortgage and residential mortgage.  The Acquiring Fund does not include the above statement in its fundamental policy and does not consider commercial mortgage and residential mortgage to be separate industries.  Notwithstanding their respective fundamental policies relating to industry concentration, both Funds have adopted an identical non-fundamental policy that, for purposes of their fundamental policy relating to industry concentration, each of the Funds will consider commercial mortgage and residential mortgage to be a single industry.  In addition, each of the Funds discloses that it may elect to consider certain industries as part of the same industry to be consistent with a third party industry classification system.  The Funds use the same industry classification system to monitor compliance with their policies relating to industry concentration.

Management and Service Providers

The Funds are each series of the Trust, and therefore have the same Board.  AAMI serves as the investment adviser (the “Adviser”) of each Fund and Aberdeen Asset Managers Limited serves as the investment sub-adviser to each Fund (the “Sub-adviser”). In addition, the portfolio managers of each Fund are the same. The Funds also utilize all of the same service providers. Additionally, procedures for the purchase, exchange, redemption and valuation of shares of each Fund are identical.

Income and Capital Gain Distributions

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually.

Fees and Expenses

The contractual management fee of the Acquiring Fund is lower than that of the Acquired Fund.  Following the Reorganization, the Acquiring Fund is currently projected to have a gross operating expense ratio for each class that is lower than that of the corresponding class of the Acquired Fund prior to the Reorganization, and a net operating expense ratio for each class that is the same as that for the corresponding class of the Acquired Fund prior to the Reorganization.

Currently, the Trust and AAMI have entered into a written contract limiting operating expenses to 0.90% for all Classes of each of the Acquired Fund and the Acquiring Fund through February 28, 2017. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses.

The following tables compare the fees and expenses of each Class of each Fund.  The expenses in the tables are based on actual expenses incurred during each Fund’s most recent fiscal year ended October 31, 2015, unless otherwise noted. The tables also show the estimated fees and expenses for the Acquired Fund on a pro forma basis after giving effect to the Reorganization.

Class A Comparison

Shareholder Fees	Actual				Pro Forma
(fees paid directly from your investment)	EMDLC Fund (Class A Shares)		EMD Fund (Class A Shares)		Combined EMD Fund (Class A Shares)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	0.75	%(1)	0.75	%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses (2)	1.15%	0.62%	0.67%
Total Annual Fund Operating Expenses	2.20%	1.62%	1.67%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.90%	0.45%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.30%	1.17%	1.30%

Footnotes begin on page 10.

Class C Comparison

Shareholder Fees	Actual		Pro Forma
(fees paid directly from your investment)	EMDLC Fund (Class C Shares)	EMD Fund (Class C Shares)	Combined EMD Fund (Class C Shares)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses (2)	1.05%	0.67%	0.52%
Total Annual Fund Operating Expenses	2.85%	2.42%	2.27%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.95%	0.52%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.90%	1.90%	1.90%

Footnotes begin on page 10.

Class R Comparison

Shareholder Fees	Actual		Pro Forma
(fees paid directly from your investment)	EMDLC Fund (Class R Shares)	EMD Fund (Class R Shares)	Combined EMD Fund (Class R Shares)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses (2)	1.15%	0.60%	0.67%
Total Annual Fund Operating Expenses	2.45%	1.85%	1.92%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.90%	0.45%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.55%	1.40%	1.55%

Footnotes begin on page 10.

Institutional Class Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	EMDLC Fund (Institutional Class Shares)	EMD Fund (Institutional Class Shares)	Combined EMD Fund (Institutional Class Shares)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses (2)	1.08%	0.60%	0.52%
Total Annual Fund Operating Expenses	1.88%	1.35%	1.27%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.98%	0.45%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.90%	0.90%	0.90%

Footnotes begin on page 10.

Institutional Service Class Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	EMDLC Fund (Institutional Service Class Shares)	EMD Fund (Institutional Service Class Shares)	Combined EMD Fund (Institutional Service Class Shares)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses (2)	1.00%	0.60%	0.52%
Total Annual Fund Operating Expenses	1.80%	1.35%	1.27%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.90%	0.45%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.90%	0.90%	0.90%

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2) Other Expenses have been restated to reflect current fees.

(3) The Trust and AAMI have entered into a written contract limiting operating expenses to 0.90% for all Classes of the Fund. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

The examples below are intended to help you compare the cost of investing in each Fund with the cost of investing in the other Fund and in other mutual funds.

The examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples assume a 5% return each year and that the expense ratios reported above remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A
EMDLC Fund	$552	$1,001	$1476	$2784
EMD Fund	$539	$872	$1,228	$2,229
Pro Forma Combined EMD Fund	$552	$895	$1,261	$2,288

Class C
EMDLC Fund	$293	$793	$1420	$3108
EMD Fund	$293	$705	$1,244	$2,717
Pro Forma Combined EMD Fund	$293	$674	$1,181	$2,577

Class R
EMDLC Fund	$158	$678	$1224	$2718
EMD Fund	$143	$538	$959	$2,132
Pro Forma Combined EMD Fund	$158	$567	$1,002	$2,213

Institutional Class
EMDLC Fund	$92	$496	$925	$2121
EMD Fund	$92	$383	$696	$1,585
Pro Forma Combined EMD Fund	$92	$366	$661	$1,501

Institutional Service Class
EMDLC Fund	$92	$479	$891	$2042
EMD Fund	$92	$383	$696	$1,585
Pro Forma Combined EMD Fund	$92	$366	$661	$1,501

You would pay the following expenses on the same investment assuming you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C
EMDLC Fund	$193	$793	$1420	$3108
EMD Fund	$193	$705	$1,244	$2,717
Pro Forma Combined EMD Fund	$193	$674	$1,181	$2,577

Note: The pro forma numbers shown in the examples are estimated in good faith and are hypothetical.

Performance

The bar charts and tables on the following pages can help you evaluate potential risks of each Fund. The bar charts show you how each Fund’s annual total returns for each Fund’s Institutional Class have varied from year to year. The returns in the tables reflect the maximum sales charge for each Fund’s Class A. The tables compare the EMDLC Fund’s average annual total returns to the returns of the J.P. Morgan GBI-EM Global Diversified Index, a broad-based securities index, and the EMD Fund’s average annual total returns to the returns of the J.P. Morgan EMBI Global Diversified Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how a Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Emerging Markets Debt Local Currency Fund (Acquired Fund)

Annual Total Returns — Institutional Class Shares*
(Years Ended Dec. 31)

*The Annual Total Returns shown above represent a different class than the class selected for the Prospectus dated February 27, 2015. Both classes commenced operations on the same date.

Highest Return: 9.05% — 1st quarter 2012
Lowest Return: -13.05% — 3rd quarter 2015
Year-to-Date Return as of March 31, 2016: 9.45%

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2015

	1 Year	Since Inception (May 2, 2011)
Institutional Class shares — Before Taxes	-16.28%	-6.48%
Institutional Class shares — After Taxes on Distributions	-16.79%	-7.18%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	-9.22%	-4.96%
Class A shares — Before Taxes	-20.22%	-7.62%
Class C shares — Before Taxes	-17.91%	-7.42%
Class R shares — Before Taxes	-16.83%	-7.06%
Institutional Service Class shares — Before Taxes	-16.28%	-6.48%
J.P. Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-5.30%

Aberdeen Emerging Markets Debt Fund (Acquiring Fund)

Annual Total Returns — Institutional Class Shares*
(Years Ended Dec. 31)

*The Annual Total Returns shown above represent a different class than the class selected for the Prospectus dated February 27, 2015.  Both classes commenced operations on the same date.

Highest Return: 4.04% — 2nd quarter 2014
Lowest Return: -6.20% — 3rd quarter 2015
Year-to-Date Return as of March 31, 2016: 4.93%

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2015

	1 Year	Since Inception (November 1, 2012)
Institutional Class shares — Before Taxes	-3.56%	-1.53%
Institutional Class shares — After Taxes on Distributions	-5.62%	-3.31%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	-2.00%	-1.92%
Class A shares — Before Taxes	-7.90%	-3.09%
Class C shares — Before Taxes	-5.41%	-2.50%
Class R shares — Before Taxes	-4.05%	-2.01%
Institutional Service Class shares — Before Taxes	-3.55%	-1.50%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	1.18%	1.53%

THIS SUPPLEMENT IS DATED July 1, 2016

Please retain this supplement for future reference.